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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Madison Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2007

Madison Mosaic Equity Trust

  Investors Fund
  Balanced Fund
  Mid-Cap Fund
  Foresight Fund

Madison Mosaic Funds
(Madison Mosaic Logo)
www.mosaicfunds.com

Contents

Portfolio Manager Review
Review of Period	1
Market in Review	1
Outlook	2
Interview with lead equity manager Jay Sekelsky	2
Investors Fund	2
Balanced Fund	4
Foresight Fund	6
Mid-Cap Fund	7
Portfolio of Investments
Investors Fund	10
Balanced Fund	11
Foresight Fund	13
Mid-Cap Fund	15
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22

Portfolio Manager Review

Review of Period

The six-month period ended June 30, 2007 showed gains for all four funds in Equity Trust. The Investors Fund advanced 1.56% for the six-month period, Mid-Cap was up 10.05%; Balanced 1.36%; and Foresight 7.04%. Over the same period, the S&P 500 Index rose 6.96%. The disparity of these results are an indication of a six-month period in which performance varied widely depending upon market sectors, size of companies, and the underlying characteristics of these companies.

Market in Review

The overall market, as measured by the S&P 500, moved upward as the year began, then dipped into negative territory in March before it proceeded to advance fairly steadily for the remainder of the period, hitting all-time highs in early June. The widely-followed Dow Jones Industrial Average also hit new all-time highs. But underneath the strength of these major indices were a variety of results that were highly dependent upon industry sectors and company size.

Through June 30th, most of the market's gains were concentrated in three volatile and historically cyclical sectors: Energy, Materials and Telecommunications. Over this same period, the Financial Sector was negative while the Consumer Sectors were only marginally positive.

Size was also a factor as mid-cap indices were once again top performers, and small-cap indices also generally outperformed large-caps. Perhaps even more telling was the results of mega-caps, the largest companies in the U.S. The average return of the ten largest firms in the S&P 500 was only 3.6%, well behind the overall Index.

Quality ratings are another market metric that is useful in understanding the wide divergence in stock performance. Standard & Poor's provides quality ratings of companies based upon quantifiable business statistics, with the steadiest and more predictable earners receiving an "A+," while the lower quality companies receive "C and D" ratings. Over this six month period, A+ stocks returned 1.1%, while C&D stocks returned 9.5% and B- stocks gained 14.3%. Clearly, lower quality companies continued to outperform.

These quality and size-related returns reflect the nature of a market which is rife with mergers, acquisitions and private equity buyouts. In general, it is smaller, lower-quality firms which are the beneficiaries of this activity, while the largest companies are either unaffected or, as the acquiring party, may actually see price pressure on their stocks as a result of a transaction.

The general economic conditions of the period closely correlate to the market characteristics cited. The Federal Reserve held interest rates steady throughout the period at a level that continued to support the liquidity needed to fuel acquisitions and buy-outs. Energy prices remained high, supporting the market-leading performance of the Energy Sector stocks, while defaults in low-quality mortgages, widely reported as the subprime loan crisis, put a cloud over the entire Financial Sector, whether or not individual companies were directly exposed to subprime loans. The rising cost of energy and the softness in the housing market were considered negatives for consumer stocks in general, while health care stocks were under the cloud of headline news regarding potential legislative and reform initiatives.

Madison Mosaic Equity Trust 1

Portfolio Manager Review (continued)

Outlook

As we move into the second half of 2007, our outlook for the economy and stock market remain generally positive, recognizing that we are in the fifth year of the second longest bull market in history. After a weak first quarter, economic growth in the second quarter was strong at about 3% real growth. Although the housing industry continues to be weak, it is offset by low unemployment and a robust global economy. For the rest of 2007, profits from foreign operations of domestic companies, likely supported by a weaker dollar, should continue to grow in the mid-to-high teens. This growth, blended with the slower 4-6% growth of domestic operations and a continuation of stock buyback programs, should fuel a healthy increase in corporate profits, even if at a slower rate than the robust growth of the past few years.

Interview with lead equity manager Jay Sekelsky (photo of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust for the first six months of 2007?

This period was a tough six months for us. In general, our equity process had numerous headwinds, as the market favored lower-quality and cyclical companies, which tend to fall outside of our investment discipline. On the bright side, the strength of Mid-Cap, which beat its benchmark over the six months, was heartening, and we avoided a share of these disappointments in our sector-neutral strategy in Foresight. Yet Madison Mosaic Investors remains our oldest and largest fund and it is difficult to watch it underperform, even as we gain confidence in the strength of its individual holdings.

MADISON MOSAIC INVESTORS

How did the fund perform for the first six months of 2007?

The Investors Fund advanced 1.56% for the period ended June 30, 2007. This return trailed the broader market as measured by the S&P 500, which was up 6.96%. It also trailed its peer group, represented by the Lipper Large-Cap Core Index, which rose 7.33%.

Have you made any significant changes to the portfolio since December 31, 2007?

We seek to buy a select group of companies that we can hold for long periods. Our last audited report (December 31, 2006) noted that our turnover rate for the fund in 2006 was 52%, well below the average for all domestic equity funds and actually higher than typical for us. Over the course of the first six months of 2007, we sold our holdings in three companies entirely and added three new positions. New names were supplemental insurance leader AFLAC, 3M, and retailer Best Buy. We sold our holdings in Amgen, Home Depot, and Symantec.

2 Semi-annual Report • June 30, 2007

Portfolio Manager Review (continued)

AFLAC is the leader in supplemental insurance in both Japan and United States and has maintained a record of consistent earnings growth. With a strategy of product innovation and an aging population of workers, there is good earnings visibility for the company. Finally, at the time of our purchase, the company's valuation was at the low end of its historical range.

Under 3M's new CEO, the company has reinvested in important infrastructure and has been actively seeking new growth opportunities. We believe at the time of our purchase valuation reflected the previous administration, which had underinvested in these areas. We also like the fact that 3M's highly diversified product line provides some protection in the event of slower global economic growth.

Best Buy has been showing steady increases in same store sales growth, while it has proven to be a leader in the sale of flat-screen TVs. These TVs are dropping in price to the point of becoming a common household purchase across income levels. We believe the escalating complexity of consumer electronics makes the company's Geek Squad the center for continued growth. Finally, the company has strong financials and significant internal stock ownership, aligning the company's interests with its shareholders.

Home Depot was sold primarily on our re-evaluation of the company's prospects. We believed the company's Home Depot Supply business was an important growth vehicle, and were disappointed when this enterprise was sold at what we felt was an inopportune time. When Home Depot announced a stock buy-back, and the stock price showed strength, we decided it was a propitious time to exit. We sold Symantec on the wake of the company's preannouncement of bad news for the fourth quarter of 2006, which exposed weaknesses across its enterprises. Finally, Amgen produced disappointing earnings and negative news on new drug development, leaving only one major product in the near-term pipeline. It was our assessment the company's upside potential was limited.

What holdings were the strongest contributors to fund performance?

We saw positive returns from our holdings in the Industrials, Consumer Discretionary, Consumer Staples, Health Care and Information Technology, with our best relative returns in Consumer Discretionary, where we had solid results from McDonald's and Target. Other strong stocks included Charles River, new holding 3M, and Capital One.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2007 FOR MADISON MOSAIC INVESTORS

% of net assets
General Electric Co.	4.65%
Novartis AG - ADR	4.62%
Berkshire Hathaway Inc. - Class B	4.47%
Microsoft Corp.	4.27%
Cisco Systems Inc.	4.18%
Johnson & Johnson	4.11%
Citigroup Inc.	4.08%
UnitedHealth Group	3.81%
Dover Corp.	3.54%
Capital One Financial Group	3.26%

Madison Mosaic Equity Trust 3

Portfolio Manager Review (continued)

What holdings were the largest constraints on performance?

The leading sector in the market was energy, and our lack of holdings in this cyclical area was a relative negative. We also did not have participation in the Telecommunications and Materials Sectors, which also had double-digit runs. When the market is making a strong upward move, any cash is a weight, and although our cash position averaged single-digits, it was a hindrance when measured against the overall market.

On an individual security basis, our worst performers were Amgen and Symantec, which were sold. Other companies which suffered what we feel were temporary setbacks included Johnson & Johnson, Citigroup and UnitedHealth Group.

MADISON MOSAIC BALANCED

How did the Balanced Fund perform for the six-month period?

Mosaic Balanced advanced 1.36% for the six months, with positive results from the stock holdings dampened by flat returns from the bonds. As with our Investors Fund, we did fight the headwind of having no holdings in the top-performing Energy Sector. Over the course of the six months the Lipper Mixed Asset Allocation Growth Index showed a return of 6.64%,

Have you made any significant changes to the portfolio since December 31, 2006?

The stock holdings of Balanced mirror the holdings of the Investors Fund, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 64.8% stocks and finished the period with 61.2% in stocks. On the bond side, we have been gradually increasing the percentage of government issued bonds, and decreasing the weighting in corporate bonds, based on our assessment of relative values. We have also increased the duration of the bonds, from 2.99 years at the beginning of the period to 3.54 years at the end.

4 Semi-annual Report • June 30, 2007

Portfolio Manager Review (continued)

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF JUNE 30, 2007 FOR MADISON MOSAIC BALANCED

% of net assets
Top Five Stock Holdings (61.2% of net assets in stocks)
Novartis AG - ADR	3.28%
Berkshire Hathaway Inc. - Class B	3.18%
General Electric Co.	2.98%
Johnson & Johnson	2.94%
Cisco Systems Inc.	2.92%

% of net assets
Top Five Fixed Income Holdings (34.0% of net assets in fixed income)
US Treasury Note, 4%, 3/15/10	3.66%
US Treasury Note, 5.125%, 6/30/11	3.29%
Fannie Mae, 3.25%, 8/15/08	2.66%
Federal Home Loan Bank, 4.375%, 9/17/10	1.99%
US Treasury Note, 4%, 2/15/14	1.61%

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were positive for the period, even though large, high-quality stocks trailed the overall market. The holdings mirror the stocks held in the Investors Fund, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Although our bond holdings were positive for the period, these were modest gains when compared to the robust returns of the major stock indices. However, our bond positioning focused on high-quality and intermediate duration which were relative positives for this portion of the portfolio. Since we believe in active bond management for the Balanced Fund, we are carefully following economic reports and Fed posture to be prepared for what we believe will be an eventual shift in the direction of rates.

Madison Mosaic Equity Trust 5

Portfolio Manager Review (continued)

MADISON MOSAIC FORESIGHT

How would you characterize the performance of Foresight for the period?

We were pleased to show a positive return of 7.04% for the period, just ahead of our S&P 500 benchmark, which was up 6.96%. We also were ahead of our historic peer group, as Lipper Flexible Portfolio Fund Index was up 6.79%. However, with the current constitution of the portfolio, a more meaningful comparison can be made with the Lipper Large-Cap Core Index, which gained 7.33%. With our portfolio currently allocated across S&P 500 sectors, the positive results against the S&P 500 were largely a function of stock selection.

Have you made any significant changes to the portfolio since December 31, 2006?

Over the past year we've solidified our holdings into what is now a fully invested, sector-diversified stock strategy. As in the past, our equity positions are concentrated in large-cap companies which retain a leadership position in their industries and have shown the ability to produce predictable earnings over time. Our portfolio turnover during the past six months was 24%. Trading activity involved 12 new securities in the portfolio as of June 30, and 15 securities sold.

Among the notable additions to the portfolio are 3M, AFLAC, Genzyme, Illinois Tool Works, International Game Technology, and Zebra Technologies. Sales include Amgen, Cintas, Exelon, Janus Capital Group, and Tyco International.

What holdings had the largest impact on this period's performance?

Energy, Materials and Telecommunications were the strongest sectors, while Heath Care and Financials were the weakest. In terms of individual holdings, technology holding FLIR Systems was up 45% for the six months, and our Energy Sector holdings were all strong, led by Schlumberger and Transocean, both up over 30% for the period. We also had strong results from McDonald's and Target. Other strong stocks included Charles River, and new holding 3M. Companies with disappointing results included Sysco, Amgen and Symantec.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2007 FOR MADISON MOSAIC FORESIGHT

% of net assets
General Electric Co.	3.16%
Novartis AG - ADR	2.81%
Exxon Mobil Corp.	2.61%
Microsoft Corp.	2.41%
Dover Corp.	2.40%
Integrys Energy Group	2.40%
Chevron Corp.	2.31%
Ball Corp.	2.21%
Capital One Financial Group	2.17%
Intel Corp.	2.11%

6 Semi-annual Report • June 30, 2007

Portfolio Manager Review (continued)

MADISON MOSAIC MID-CAP

An interview with Rich Eisinger, co-manager of Madison Mosaic Mid-Cap. (Photo of Rich Eisinger)

What are some of the key issues you see in today's market?

It's important to recognize that we are in the fifth year of an upswing in the economy, and in the midst of an extended bull market, particularly for small and mid-cap stocks. Over and over again we've seen that investors' awareness of risk tends to fade as a bull market lengthens. We believe we've reached a point where risk isn't sufficiently accounted for in the investment equation or overall market valuations. One of the key underlying factors behind the continued rise in mid-cap stocks has been private equity activity—hardly a day goes by without headline news of an acquisition or buy-out. Three key elements have been driving the LBO activity:

1.  Cheap and available credit. In other words, low rates and an appetite among investors to buy the debt required for these transactions.

2.  Strong corporate fundamentals. Without strong corporate fundamentals and high margins, these deals don't make economic sense. With profit margins near all-time highs, risk is not always properly being assessed.

3. Strong IPO markets. One of the motivations for taking a company private is the potential for a lucrative initial public offering down the road.

The longer this bull market continues, we believe one or more of these conditions will likely begin to dissipate. We can't predict when this will happen, but we've already seen bond investors shift their risk awareness in the wake of the subprime loan crisis, and this alone could be the start of a drying up of easy credit. If any of the threats to these conditions becomes a reality, we could see meaningful pullbacks in mid-cap stocks that have benefited from takeover speculation. We're also highly conscious of the quality and predictability of the earnings of our companies, because we believe cyclical and speculative companies, many of which have seen tremendous runs, will be most at risk if we see the private equity activity dissipate.

Madison Mosaic Equity Trust 7

Portfolio Manager Review (continued)

How would you characterize the performance of the Mid-Cap Fund so far in 2007?

The Mid-Cap Fund returned 10.05% for the first half of 2007, which outpaced the overall market, as measured by the S&P 500's 6.96%, as well as our benchmark, the Russell Midcap(R) Index, which advanced 9.90%. It was a good period for mid-cap stocks in general, and core strategies in particular, as our peer group, as represented by the Lipper Mid-Cap Core Index, advanced 11.09%. This was a tough period for us to keep up with the market, as cyclicals and lower-quality stocks led the way, and we were quite pleased with our results considering the investment environment.

Did you make any significant changes to the portfolio since December 31, 2006?

We sell a position for one of three main reasons: valuation appears full, a better opportunity exists elsewhere, or our original thesis for holding the stock is no longer intact. Over this period, asset manager Janus was sold on our valuation assessment, as the stock rallied quickly over improving business metrics. In other cases, shifts in the fundamentals caused us to reevaluate our holdings. For instance, Cintas' uniform rental business continues to face significant headwinds as core customers shift their labor forces overseas. Internal changes can also spark a re-evaluation of a holding, and we sold insurer Mercury General over pricing concerns in the highly competitive auto insurance industry.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2007 FOR MADISON MOSAIC MID-CAP

% of net assets
Clorox Company	3.97%
Markel Corp.	3.87%
O'Reilly Automotive, Inc.	3.46%
White Mountains Insurance Group	3.42%
Charles River Laboratories	3.39%
Washington Group International, Inc.	3.26%
Synovus Financial Corp.	3.11%
Brookfield Asset Management	3.10%
Iron Mountain Inc..	3.10%
Mohawk Industries Inc.	3.01%

8 Semi-annual Report • June 30, 2007

Portfolio Manager Review (concluded)

What holdings were the strongest contributors to fund performance?

In terms of sectors, we saw our best returns from our Consumer Discretionary and Financial holdings followed by Technology. We had particularly strong stock selection in the Consumer Discretionary Sector, fueled by solid performance form Discovery Holding, Liberty Global, Mohawk Industries and Tiffany. Our sole Energy Sector holding, Unit Corporation, was up strongly, and Charles River and Waters were strong Health Care performers. Although the Financial Sector as a whole suffered from the effects of the sub-prime loan crisis, we had very little exposure to firms with direct involvement, and saw strong double-digit returns from Brookfield Asset Management and Odyssey Re Holdings. In technology FLIR Systems had the best returns in our portfolio, while Linear Technology shares benefited from the announcement of a huge share buyback.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy and Materials Sectors hurt us this period, as cyclicals continued their strong performance. We tend to limit cyclical stocks, because few of them can demonstrate the sort of predictable cash flow we require. Individual holdings which had disappointing six-month results included Sysco Corp., which we sold and Autoliv.

Madison Mosaic Equity Trust 9

Madison Mosaic Equity Trust June 30, 2007

Investors Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 90.8% of net assets

CONSUMER DISCRETIONARY: 7.7%
Best Buy Co. Inc.	96,160	$ 4,487,787
McDonald's Corp.	85,720	4,351,147
Target Corp.	86,640	5,510,304

CONSUMER STAPLES: 10.7%
Coca-Cola Co.	114,855	6,008,065
Sysco Corp.	111,265	3,670,632
Walgreen Co.	104,795	4,562,774
Wal-Mart Stores Inc.	116,340	5,597,117

FINANCIAL SERVICES: 13.5%
Capital One Financial Corp.	77,095	6,047,332
Citigroup Inc.	147,495	7,565,019
Morgan Stanley	70,375	5,903,055
Wells Fargo & Co.	157,955	5,555,277

HEALTH CARE: 15.6%
Charles River Laboratories*	111,000	5,729,820
Johnson & Johnson	123,855	7,631,945
Novartis AG - ADR	152,755	8,564,973
UnitedHealth Group	138,220	7,068,571

INDUSTRIAL: 14.1%
3M Company	65,190	5,657,840
Dover Corp.	128,365	6,565,870
General Electric Co.	225,480	8,631,374
United Parcel Service - CL B	72,375	5,283,375

INSURANCE: 12.4%
AFLAC Inc.	95,050	4,885,570
Berkshire Hathaway Inc.- CL B*	2,300	8,291,500
MGIC Investment Corp.	83,095	4,724,782
Marsh & McLennan Co.	161,515	4,987,583

MEDIA & ENTERTAINMENT: 4.4%
Comcast Corp. - Special CL A*	158,805	4,440,188
Liberty Media Interactive - CL A*	166,597	3,720,111

TECHNOLOGY: 12.4%
Cisco Systems Inc.*	278,130	7,745,921
Fiserv Inc.*	67,360	3,826,048
Linear Technology Corp.	96,975	3,508,556
Microsoft Corp.	268,480	7,912,105

TOTAL COMMON STOCKS (Cost $147,674,336)		$168,434,641

REPURCHASE AGREEMENT: 9.1% of net assets With Morgan Stanley and Company issued 6/29/07 at 4.10%, due 7/2/07, collateralized by $17,363,670 in United States Treasury Notes due 11/15/12. Proceeds at maturity are $16,945,788 (Cost $16,940,000).		16,940,000

TOTAL INVESTMENTS: 99.9% of net assets (Cost $164,614,336)		$185,374,641

CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		114,855

NET ASSETS: 100%		$185,489,496

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

10 Semi-annual Report • June 30, 2007

Madison Mosaic Equity Trust June 30, 2007

Balanced Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 61.2% of net assets

CONSUMER DISCRETIONARY: 5.2%
Best Buy Co. Inc.	5,630	$ 262,752
McDonald's Corp.	4,160	211,162
Target Corp.	4,515	287,154

CONSUMER STAPLES: 7.2%
Coca-Cola Co.	6,440	336,876
Sysco Corp.	5,765	190,187
Walgreen Co.	5,795	252,314
Wal-Mart Stores Inc.	5,925	285,052

FINANCIAL SERVICES: 8.9%
Capital One Financial Corp.	3,910	306,700
Citigroup Inc.	7,695	394,677
Morgan Stanley	3,505	293,999
Wells Fargo & Co.	8,960	315,123

HEALTH CARE: 10.6%
Charles River Laboratories*	5,880	303,526
Johnson & Johnson	7,020	432,572
Novartis AG - ADR	8,620	483,323
UnitedHealth Group	6,695	342,382

INDUSTRIAL: 9.3%
3M Company	3,905	338,915
Dover Corp.	5,400	276,210
General Electric Co.	11,452	438,383
United Parcel Service - CL B	4,375	319,375

INSURANCE: 8.6%
AFLAC Inc.	5,270	270,878
Berkshire Hathaway Inc.- CL B*	130	468,650
MGIC Investment Corp.	4,650	264,399
Marsh & McLennan Co.	8,405	259,547

MEDIA & ENTERTAINMENT: 3.0%
Comcast Corp. - Special CL A*	8,802	246,104
Liberty Media Interactive - CL A*	8,820	196,951

TECHNOLOGY: 8.4%
Cisco Systems Inc.*	15,405	429,029
Fiserv Inc.*	3,595	204,196
Linear Technology Corp.	5,475	198,086
Microsoft Corp.	13,640	401,971

TOTAL COMMON STOCKS (Cost $7,563,007)		$ 9,010,493

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 34.0% of net assets

CORPORATE OBLIGATIONS: 13.2%
CONSUMER GOODS: 2.0%
Costco Wholesale Corp., 5.3%, 3/15/12	$100,000	$ 99,353
Wal-Mart Stores, Inc., 4.75%, 8/15/10	200,000	196,502

CONSUMER STAPLES: 0.6%
Kraft Foods, Inc., 5.625%, 11/1/11	100,000	99,311

ENERGY: 1.1%
Valero Energy Corp., 6.875%, 4/15/12	150,000	157,244

FINANCIALS: 3.6%
American Express, 4.875%, 7/15/13	150,000	144,944
Goldman Sachs, 7.35%, 10/1/09	180,000	187,405
International Lease Finance, 4.875%, 9/1/10	200,000	196,211

HEALTH CARE: 1.3%
UnitedHealth Group, 5%, 8/15/14	200,000	191,302

MEDIA & ENTERTAINMENT: 1.4%
Comcast Cable, 6.2%, 11/15/08	200,000	201,652

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 11

Balanced Fund Portfolio of Investments June 30, 2007 (concluded)

	PRINCIPAL AMOUNT	VALUE
TECHNOLOGY: 0.7%
Cisco Systems, Inc., 5.25%, 2/22/11	$100,000	99,481

TELECOMMUNICATIONS: 2.5%
AT & T Broadband, 8.375%, 3/15/13	200,000	223,518
Verizon New England, 6.5%, 9/15/11	150,000	154,096

US TREASURY & AGENCY OBLIGATIONS: 20.8%
Fannie Mae, 3.25%, 8/15/08	400,000	391,377
Fannie Mae, 6.625%, 11/15/10	200,000	208,846
Fannie Mae, 4.625%, 10/15/13	125,000	120,265
Federal Home Loan Bank, 4.375% 9/17/10	300,000	293,016
Freddie Mac, 4.875%, 11/15/13	150,000	146,306
US Treasury Note, 4.0%, 3/15/10	550,000	537,926
US Treasury Note, 5.125%, 6/30/11	480,000	483,788
US Treasury Note, 4.875%, 2/15/12	150,000	149,859
US Treasury Note, 4.0%, 11/15/12	200,000	191,797
US Treasury Note, 4.0%, 2/15/14	250,000	236,739
US Treasury Note, 4.25%, 8/15/14	160,000	153,100
US Treasury Note, 4.5%, 5/15/17	150,000	143,859

TOTAL DEBT INSTRUMENTS (Cost $5,076,858)		$ 5,007,897

		VALUE
REPURCHASE AGREEMENT: 4.3% of net assets With Morgan Stanley and Company issued 6/29/07 at 4.10%, due 7/2/07, collateralized by $642,681 in United States Treasury Notesdue 11/15/12. Proceeds at maturity are $627,214 (Cost $627,000).		627,000

TOTAL INVESTMENTS: 99.5% of net assets (Cost $13,266,865)		$14,645,390

CASH AND RECEIVABLES LESS LIABILITIES: 0.5% of net assets		70,705

NET ASSETS: 100%		$14,716,095

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

12 Semi-annual Report • June 30, 2007

Madison Mosaic Equity Trust June 30, 2007

Foresight Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 95.0% of net assets

BANKS: 5.0%
Bank of New York Co.	1,650	$ 68,376
Capital One Financial Corp.	1,265	99,227
Synovus Financial Corp.	2,000	61,400

CONSUMER DISCRETIONARY: 7.0%
Best Buy Co. Inc.	2,050	95,674
Fortune Brands Inc.	475	39,126
McDonald's Corp.	1,015	51,521
O'Reilly Automotive Inc.*	1,885	68,897
Target Corp.	1,025	65,190

CONSUMER STAPLES: 8.9%
Clorox Co.	925	57,441
Coca-Cola Co.	1,345	70,357
Procter & Gamble Co.	900	55,071
Sysco Corp.	1,635	53,939
Walgreen Co.	2,025	88,169
Wal-Mart Stores Inc.	1,655	79,622

ENERGY: 10.0%
Apache Corp.	780	63,640
Chevron Corp.	1,250	105,300
Exxon Mobil Corp.	1,420	119,110
Schlumberger LTD	865	73,473
Transocean Inc.*	890	94,322

FINANCIAL SERVICES: 5.5%
Citigroup Inc.	1,825	93,604
Morgan Stanley	950	79,686
Wells Fargo & Co.	2,260	79,484

HEALTH CARE: 11.4%
Charles River Laboratories*	1,730	89,303
Genzyme Corp.*	1,105	71,162
Johnson & Johnson	1,500	92,430
Novartis AG - ADR	2,285	128,120
UnitedHealth Group	1,650	84,381
Waters Corp.*	900	53,424

INDUSTRIAL: 10.9%
3M Company	980	85,054
Dover Corp.	2,145	109,717
General Electric Co.	3,765	144,124
Illinois Tool Works	1,620	87,788
United Parcel Service - CL B	950	69,350

INSURANCE: 9.9%
AFLAC Inc.	1,350	69,390
American International Group	1,180	82,635
Berkshire Hathaway Inc.- CL B*	25	90,125
MGIC Investment Corp.	1,155	65,673
Markel Corp.*	135	65,416
Marsh & McLennan Co.	2,500	77,200

MATERIALS: 3.2%
AptarGroup Inc.	1,250	44,450
Ball Corp.	1,900	101,023

MEDIA & ENTERTAINMENT: 2.8%
Comcast Corp. - Special CL A*	1,432	40,039
International Game Technology	1,190	47,243
Liberty Media Interactive - CL A*	1,866	41,668

TECHNOLOGY: 14.9%
Cisco Systems, Inc.*	3,195	88,981
eBay Inc.*	1,800	57,924
Fiserv Inc.*	800	45,440
FLIR Systems Inc.*	1,850	85,562
Intel Corp.	4,050	96,228
International Business Machines Corp.	750	78,938
Linear Technology Corp.	1,725	62,411
Microsoft Corp.	3,730	109,923
Zebra Technologies Corp. - CL A*	1,460	56,560

TELECOMMUNICATIONS: 3.1%
AT & T Corp.	2,000	83,000
America Movil-ADR	950	58,833

UTILITIES: 2.4%
Integrys Energy Group	2,155	109,323

TOTAL COMMON STOCKS (Cost $3,709,876)		$4,335,467

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 13

Foresight Fund Portfolio of Investments June 30, 2007 (concluded)

VALUE
REPURCHASE AGREEMENT: 5.0% of net assets With Morgan Stanley and Company issued 6/29/07 at 4.10%, due 7/2/07, collateralized by $232,677 in United States Treasury Notes due 11/15/12. Proceeds at maturity are $227,078 (Cost $227,000).	227,000

TOTAL INVESTMENTS: 100% of net assets (Cost 3,936,876)	$4,562,467

CASH AND RECEIVABLES LESS LIABILITIES: 0.0% of net assets	1,968

NET ASSETS: 100%	$4,564,435

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

14 Semi-annual Report • June 30, 2007

Madison Mosaic Equity Trust June 30, 2007

Mid-Cap Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 90.4% of net assets

BANKS: 3.1%
Synovus Financial Corp.	153,197	$4,703,148

CONSUMER DISCRETIONARY: 15.7%
Cabela's Inc. - CL A*	183,929	4,070,349
CarMax Inc.*	86,634	2,209,167
Discovery Holding Co. - CL A*	163,971	3,769,693
Mohawk Industries Inc.*	45,170	4,552,684
O'Reilly Automotive Inc.*	143,228	5,234,983
Tiffany & Company	72,863	3,866,111

CONSUMER STAPLES: 4.0%
Clorox Company	96,774	6,009,665

ENERGY: 2.8%
Unit Corp.*	67,975	4,276,307

FINANCIAL SERVICES: 5.9%
Brookfield Asset Management	117,676	4,695,272
SEI Investments Co.	145,404	4,222,532

HEALTH CARE: 16.5%
Charles River Laboratories*	99,385	5,130,254
Coventry Health Care Inc.*	67,653	3,900,195
Laboratory Corp of America Holdings*	56,559	4,426,307
Patterson Companies Inc.*	114,367	4,262,458
Techne Corp.*	50,559	2,892,480
Waters Corp.*	72,071	4,278,135

INDUSTRIAL: 14.5%
Autoliv Inc.	61,436	3,493,865
Dover Corp.	84,085	4,300,948
Iron Mountain Inc.*	179,282	4,684,639
Washington Group International Inc.*	61,571	4,926,296
Waste Management Inc.	116,530	4,550,497

INSURANCE: 11.7%
Brown & Brown Inc.	172,242	4,330,164
Markel Corp.*	12,097	5,861,722
Odyssey Reinsurance Holdings Corp.	55,630	2,385,971
White Mountains Insurance Group	8,533	5,171,169

MEDIA & ENTERTAINMENT: 6.4%
EW Scripps Co. - CL A	69,787	3,188,568
International Game Technology	100,601	3,993,860
Liberty Global Inc. - Series C*	65,650	2,580,045

TECHNOLOGY: 9.8%
Fiserv Inc.*	63,636	3,614,525
FLIR Systems Inc.*	83,726	3,872,328
Linear Technology Corp.	76,414	2,764,659
Zebra Technologies Corp. - CL A*	117,168	4,539,088

TOTAL COMMON STOCKS (Cost $108,438,791)		$136,758,084

REPURCHASE AGREEMENT: 9.8% of net assets With Morgan Stanley and Company issued 6/29/07 at 4.10%, due 7/2/07, collateralized by $15,244,974 in United States Treasury Notes due 11/15/12. Proceeds at maturity are $14,878,082 (Cost $14,873,000).		14,873,0000

TOTAL INVESTMENTS: 100.2% of net assets (Cost 123,311,791)		$151,631,084

LIABILITIES LESS CASH AND RECEIVABLES: (0.2)% of net assets		(342,797)

NET ASSETS: 100%		$151,288,287

*Non-income producing

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 15

Madison Mosaic Equity Trust June 30, 2007

Statements of Assets and Liabilities (unaudited)

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$168,434,641	$14,018,390	$4,335,467	$136,758,084
Repurchase agreements	16,940,000	627,000	227,000	14,873,000
Total investments*	185,374,641	14,645,390	4,562,467	151,631,084
Cash	226	472	502	107
Receivables
Dividends and interest	106,044	81,459	2,465	43,537
Capital shares sold	63,461	291	1,106	306,156
Total assets	185,544,372	14,727,612	4,566,540	151,980,884

LIABILITIES
Payables
Investment securities purchased	--	--	--	584,682
Dividends	--	4,534	--	--
Capital shares redeemed	42,634	3,396	--	94,682
Independent trustee fees	3,875	875	375	3,875
Auditor fees	8,367	2,712	1,730	9,358
Total liabilities	54,876	11,517	2,105	692,597

NET ASSETS	$185,489,496	$14,716,095	$4,564,435	$151,288,287

Net assets consists of:
Paid in capital	162,222,399	12,809,753	3,780,396	113,447,201
Undistributed net investment income (loss)	862,898	--	8,737	(91,755)
Accumulated net realized gains	1,643,894	527,817	149,711	9,613,548
Net unrealized appreciation on investments	20,760,305	1,378,525	625,591	28,319,293
Net Assets	$185,489,496	$14,716,095	$4,564,435	$151,288,287

CAPITAL SHARES OUTSTANDING
An unlimited number of capital shares, without par value, are authorized (Note 7)	8,880,087	795,330	303,177	10,543,871

NET ASSET VALUE PER SHARE	$20.89	$18.50	$15.06	$14.35

*INVESTMENT SECURITIES, AT COST	$164,614,336	$13,266,865	$3,936,876	$123,311,791

The Notes to Financial Statements are an integral part of these statements.

16 Semi-annual Report • June 30, 2007

Madison Mosaic Equity Trust

Statements of Operations (unaudited)

For the six-months ended June 30, 2007

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
INVESTMENT INCOME (Note 1)
Interest income	$ 400,048	$130,713	$ 5,139	$ 318,502
Dividend income	1,292,644	77,972	30,600	532,598
Other income	1,981	--	--	728
Total investment income	1,694,673	208,685	35,739	851,828

EXPENSES (Notes 3 and 5)
Investment advisory fees	619,182	58,374	16,133	565,155
Other expenses:
Service agreement fees	196,476	31,912	8,389	361,320
Independent trustee fees	7,750	1,750	750	7,750
Auditor fees	8,367	2,712	1,730	9,358
Total other expenses	212,593	36,374	10,869	378,428
Total expenses	831,775	94,748	27,002	943,583

NET INVESTMENT INCOME (LOSS)	862,898	113,937	8,737	(91,755)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,130,765	420,250	126,993	7,951,606
Change in net unrealized appreciation (depreciation) of investments	969,802	(330,856)	160,431	4,842,621

NET GAIN ON INVESTMENTS	2,100,567	89,394	287,424	12,794,227

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,963,465	$203,331	$296,161	$12,702,472

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 17

Madison Mosaic Equity Trust

Statements of Changes in Net Assets

For the periods indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2007	2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 862,898	$ 741,396	$ 113,937	$ 203,858
Net realized gain on investments	1,130,765	8,530,636	420,250	716,180
Net unrealized appreciation (depreciation) on investments	969,802	11,260,609	(330,856)	943,368
Total increase in net assets resulting from operations	2,963,465	20,532,641	203,331	1,863,406

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(779,092)	(113,937)	(203,858)
From net capital gains	--	(10,320,298)	--	(717,960)
Total distributions	--	(11,099,390)	(113,937)	(921,818)

CAPITAL SHARE TRANSACTIONS (Note 7)	5,664,568	37,089,080	(1,640,253)	(2,188,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,628,033	46,522,331	(1,550,859)	(1,247,116)

NET ASSETS
Beginning of period	$176,861,463	$130,339,132	$16,266,954	$17,514,070
End of period	$185,489,496	$176,861,463	$14,716,095	$16,266,954

The Notes to Financial Statements are an integral part of these statements.

18 Semi-annual Report • June 30, 2007

Statements of Changes in Net Assets (concluded)

	Foresight Fund		Mid-Cap Fund
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2007	2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$ 8,737	$ 20,281	$ (91,755)	$ (252,938)
Net realized gain on investments	126,993	150,988	7,951,606	7,043,965
Net unrealized appreciation (depreciation) on investments	160,431	431,947	4,842,621	14,972,935
Total increase in net assets resulting from operations	296,161	603,216	12,702,472	21,763,962

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(20,281)	--	--
From net capital gains	--	(163,253)	--	(9,583,675)
Total distributions	--	(183,534)	--	(9,583,675)

CAPITAL SHARE TRANSACTIONS (Note 7)	186,818	53,416	(8,535,982)	(11,324,454)

TOTAL INCREASE IN NET ASSETS	482,979	473,098	4,166,490	855,833

NET ASSETS
Beginning of period	$4,081,456	$3,608,358	$147,121,797	$146,265,964
End of period	$4,564,435	$4,081,456	$151,288,287	$147,121,797

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 19

Madison Mosaic Equity Trust

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$20.57	$18.81	$20.82	$18.79	$15.42
Investment operations:
Net investment income	0.10	0.09	0.06	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.22	3.02	(0.62)	2.03	3.37
Total from investment operations	0.32	3.11	(0.56)	2.16	3.41
Less distributions:
From net investment income	--	(0.09)	(0.06)	(0.13)	(0.04)
From net capital gains	--	(1.26)	(1.39)	--	--
Total distributions	--	(1.35)	(1.45)	(0.13)	(0.04)
Net asset value, end of year	$20.89	$20.57	$18.81	$20.82	$18.79
Total return (%)	1.56	16.55	(2.81)	11.49	22.14
Ratios and supplemental data
Net assets, end of year (in thousands)	$185,490	$176,861	$130,339	$164,121	$124,963
Ratio of expenses to average net assets (%)	0.91[1]	0.95	0.94	0.88	0.88
Ratio of net investment income to average net assets (%)	0.94[1]	0.55	0.29	0.70	0.27
Portfolio turnover (%)	15	52	41	40	29

BALANCED FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$18.39	$17.40	$19.51	$18.22	$15.98
Investment operations:
Net investment income	0.14	0.23	0.18	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.11	1.84	(0.60)	1.29	2.24
Total from investment operations	0.25	2.07	(0.42)	1.49	2.43
Less distributions:
From net investment income	(0.14)	(0.23)	(0.18)	(0.20)	(0.19)
From net capital gains	--	(0.85)	(1.51)	--	--
Total distributions	(0.14)	(1.08)	(1.69)	(0.20)	(0.19)
Net asset value, end of year	$18.50	$18.39	$17.40	$19.51	$18.22
Total return (%)	1.36	11.96	(2.16)	8.19	15.29
Ratios and supplemental data
Net assets, end of year (in thousands)	$14,716	$16,267	$17,514	$26,398	$24,411
Ratio of expenses to average net assets (%)	1.21[1]	1.22	1.21	1.20	1.20
Ratio of net investment income to average net assets (%)	0.40[1]	1.24	0.88	1.06	1.01
Portfolio turnover (%)	24	35	34	38	43

The Notes to Financial Statements are an integral part of these statements.

20 Semi-annual Report • June 30, 2007

Financial Highlights (concluded)

Selected data for a share outstanding for the periods indicated.

FORESIGHT FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value beginning of year	$14.07	$12.61	$13.38	$12.59	$10.79
Investment operations:
Net investment income	0.03	0.07	0.03	0.07	0.01
Net realized and unrealized gain (loss) on investments	0.96	2.05	(0.35)	0.79	1.80
Total from investment operations	0.99	2.12	(0.32)	0.86	1.81
Less distributions:
From net investment income	--	(0.07)	(0.03)	(0.07)	(0.01)
From net capital gains	--	(0.59)	(0.42)	--	--
Total distributions	--	(0.66)	(0.45)	(0.07)	(0.01)
Net asset value, end of year	$15.06	$14.07	$12.61	$13.38	$12.59
Total return (%)	7.04	16.83	(2.34)	6.83	16.73
Ratios and supplemental data
Net assets, end of year (in thousands)	$4,564	$4,081	$3,608	$4,789	$4,741
Ratio of expenses to average net assets (%)	1.24[1]	1.27	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.40[1]	0.54	0.24	0.54	0.04
Portfolio turnover (%)	24	54	122	39	7

MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value beginning of year	$13.04	$11.99	$12.52	$11.06	$ 8.69
Investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.05)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	1.32	1.98	0.12	2.10	2.51
Total from investment operations	1.31	1.96	0.07	2.09	2.48
Less distributions:
From net investment income	--	--	--	--	--
From net capital gains	--	(0.91)	(0.60)	(0.63)	(0.11)
Total distributions	--	(0.91)	(0.60)	(0.63)	(0.11)
Net asset value, end of year	$14.35	$13.04	$11.99	$12.52	$11.06
Total return (%)	10.05	16.32	0.55	18.90	28.53
Ratios and supplemental data
Net assets, end of year (in thousands)	$151,288	$147,122	$146,266	$115,809	$54,675
Ratio of expenses to average net assets (%)	1.24[1]	1.25	1.25	1.24	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.12)[1]	(0.18)	(0.37)	(0.09)	(0.44)
Portfolio turnover (%)	19	47	46	38	25

1Annualized.

The Notes to Financial Statements are an integral part of these statements.

Madison Mosaic Equity Trust 21

Madison Mosaic Equity Trust June 30, 2007

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. This report contains information about four separate funds (the "Funds"): the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus for the Funds. A fifth Trust portfolio, available to certain institutional investors (as defined in the portfolio's prospectus) presents its financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid during 2006 and 2005 were as follows:

	2006	2005
Investors Fund:
Distributions paid from:
Ordinary income	$ 779,092	$ 400,000
Short-term capital gains	39,328	--
Long-term capital gains	10,280,970	9,212,618
Balanced Fund:
Distributions paid from:
Ordinary income	$ 203,858	$ 193,338
Long-term capital gains	717,960	1,402,398
Foresight Fund:
Distributions paid from:
Ordinary income	$ 20,281	$ 11,531
Short-term capital gains	69,201	--
Long-term capital gains	94,052	149,798
Mid-Cap Fund:
Distributions paid from:
Short-term capital gains	$2,809,939	$1,330,354
Long-term capital gains	6,773,736	5,905,494

The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund designate 100%, 65%, 61% and 55%, respectively, of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows (unaudited):

Investors Fund:
Undistributed net investment income	$ 862,898
Accumulated net realized gains	1,667,128
Net unrealized appreciation on investments	20,737,071
$23,267,097

22 Semi-annual Report • June 30, 2007

Notes to Financial Statements (continued)

Balanced Fund:
Accumulated net realized gains	$ 535,626
Net unrealized appreciation on investments	1,370,716
$1,906,342
Foresight Fund:
Undistributed net investment income	$ 8,737
Accumulated net realized gains	149,711
Net unrealized appreciation on investments	625,591
$ 784,039
Mid-Cap Fund:
Accumulated net realized gains	$ 9,521,793
Net unrealized appreciation on investments	28,319,293
$37,841,086

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

During the six-months ended June 30, 2007, permanent differences due to realized gains on redemptions in kind not recognized for tax purposes resulted in a net decrease in undistributed net realized gains of $2,017,427 with a corresponding increase in paid in surplus.

Income Tax: No provision is made for federal income taxes since it is the intention of the Funds to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes.

As of December 31, 2006, capital loss carryovers available to offset future capital gains for federal income tax purposes is $223,424 for the Investors Fund expiring December 31, 2010. This loss was acquired through its merger with Mosaic Focus Fund on July 1, 2002 and is subject to certain limitations.

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Funds purchase securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2007, the Investors Fund had approximately a 46.8% interest, the Balanced Fund approximately a 1.7% interest, the Mid-Cap Fund approximately a 41.1% interest and the Foresight Fund approximately a 0.6% interest in the consolidated repurchase agreement of $36,199,000 collateralized by $37,104,338 in United States Treasury Notes. Proceeds at maturity were $36,211,368.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

Madison Mosaic Equity Trust 23

Notes to Financial Statements (continued)

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2007 were as follows (unaudited):

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$31,703,334	$25,437,016
Balanced Fund:
U. S. Gov't Securities	$938,690	$441,238
Other	$1,800,632	$4,062,882
Foresight Fund:
U. S. Gov't Securities	--	--
Other	$1,041,896	$986,473
Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$27,108,303	$44,056,635

Included in sales for the Mid-Cap Fund is $10,254,528 representing the value of securities distributed as in-kind payment of redemptions, resulting in realized gains of $2,017,427.

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. This percentage is 0.41% for the Balanced Fund and 0.39% for the Foresight Fund. For the Investors Fund, this fee is 0.23% on the first $100 million and 0.20% on all assets greater than $100 million. For the Mid-Cap Fund, this fee is 0.48% on the first $150 million and 0.45% on all assets greater than $150 million.

The Funds pay the expenses of the Funds' Independent Trustees directly. For the six-months ended June 30, 2007, these fees were $7,750, $1,750, $7,750 and $750 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

The Funds also pay the expenses of the Funds' Independent auditors directly. For the six-months ended June 30, 2007, the amounts accrued for these fees were $8,367, $2,712, $9,358 and $1,730 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2007 (unaudited):

	Investors Fund	Balanced Fund	Foresight Fund	Mid-Cap Fund
Aggregate Cost	$164,637,570	$13,274,674	$3,936,876	$123,311,791
Gross unrealized appreciation	21,381,198	1,484,801	647,679	28,910,775
Gross unrealized depreciation	(644,127)	(114,085)	(22,088)	(591,482)
Net unrealized appreciation	$ 20,737,071	$ 1,370,716	$ 625,591	$ 28,319,293

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund	2007	2006
In Dollars
Shares purchased	$26,878,853	$68,763,275
Shares issued in reinvestment of dividends	--	10,896,065
Total shares issued	26,878,853	79,659,340
Shares redeemed	(21,214,285)	(42,570,260)
Net increase	$ 5,664,568	$37,089,080

24 Semi-annual Report • June 30, 2007

Notes to Financial Statements (continued)

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Investors Fund (cont)	2007	2006
In Shares
Shares purchased	1,310,437	3,277,120
Shares issued in reinvestment of dividends	--	530,222
Total shares issued	1,310,437	3,807,342
Shares redeemed	(1,029,840)	(2,138,503)
Net increase	280,597	1,668,839

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Balanced Fund	2007	2006
In Dollars
Shares purchased	$ 403,924	$ 511,262
Shares issued in reinvestment of dividends	104,574	857,035
Total shares issued	508,498	1,368,297
Shares redeemed	(2,148,751)	(3,557,001)
Net decrease	$(1,640,253)	$(2,188,704)

In Shares
Shares purchased	22,017	28,463
Shares issued in reinvestment of dividends	5,736	46,763
Total shares issued	27,753	75,226
Shares redeemed	(116,772)	(197,376)
Net decrease	(89,019)	(122,150)

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Foresight Fund	2007	2006
In Dollars
Shares purchased	$337,792	$483,161
Shares issued in reinvestment of dividends	--	180,907
Total shares issued	337,792	664,068
Shares redeemed	(150,974)	(610,652)
Net increase	$186,818	$ 53,416

In Shares
Shares purchased	23,589	37,282
Shares issued in reinvestment of dividends	--	12,858
Total shares issued	23,589	50,140
Shares redeemed	(10,442)	(46,397)
Net increase	13,147	3,743

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
Mid-Cap Fund	2007	2006
In Dollars
Shares purchased	$20,607,342	$32,552,828
Shares issued in reinvestment of dividends	--	9,402,993
Total shares issued	20,607,342	41,955,821
Shares redeemed	(31,160,751)	(53,280,275)
Net decrease	$(10,553,409)	$(11,324,454)

In Shares
Shares purchased	1,509,761	2,566,945
Shares issued in reinvestment of dividends	--	721,642
Total shares issued	1,509,761	3,288,587
Shares redeemed	(2,248,668)	(4,208,594)
Net decrease	(738,907)	(920,007)

Madison Mosaic Equity Trust 25

Notes to Financial Statements (continued)

8. Line of Credit. The Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund have lines of credit of $35 million, $4 million, $35 million and $1 million, respectively. Each line is a revolving credit facility with a bank to be used for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the six-months ended June 30, 2007, none of the Funds borrowed on their respective lines of credit.

9. New Accounting Pronouncement. In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Trust on June 29, 2007. Management has concluded that there was no impact to the Trust's financial statements as a result of implementing FIN 48.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

Fund Expenses

Example: As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in any Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Funds. This Example is based on an investment of $1,000 invested on January 1, 2007 and held for the six-months ended June 30, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

26 Semi-annual Report • June 30, 2007

Notes to Financial Statements (continued)

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Investors Fund	1.56%	$1,000.00	$1,015.56	0.91%	$4.51
Balanced Fund	1.36%	$1,000.00	$1,013.60	1.21%	$6.01
Mid-Cap Fund	10.05%	$1,000.00	$1,100.46	1.24%	$6.47
Foresight Fund	7.04%	$1,000.00	$1,070.36	1.24%	$6.34
[1]For the six-months ended June 30, 2007.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not any Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in a fund offered by the Trust and other Funds. To do so, compare the 5.00% hypothetical example relating to the applicable Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Investors Fund	5.00%	$1,000.00	$1,025.05	0.91%	$4.56
Balanced Fund	5.00%	$1,000.00	$1,025.05	1.21%	$6.07
Mid-Cap Fund	5.00%	$1,000.00	$1,025.05	1.24%	$6.23
Foresight Fund	5.00%	$1,000.00	$1,025.05	1.24%	$6.24
[1]For the six months ended June 30, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Madison Mosaic Equity Trust 27

Notes to Financial Statements (concluded)

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust's portfolios. Additionally, information regarding how the Trust voted proxies related to portfolio securities for the period ended June 30, 2007 is available. These policies and voting information are available to you upon request and free of charge by writing to Madison Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Trust's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Madison Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

28 Semi-annual Report • June 30, 2007

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund
Corporate Income Shares (COINS)

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600

550 Science Drive
Madison, Wisconsin 53711

Madison Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Semi-Annual Report (unaudited)

June 30, 2007

Madison Institutional Equity Option Fund (MADOX)

Active Equity Management combined with a Covered Call Option Strategy

Madison Investment Advisors, Inc.
www.madisonfunds.com

MADOX | Madison Institutional Equity Option Fund

Table of Contents

Portfolio Manager Review	1
Overview	1
Review of Period	1
Performance	2
Outlook	2
Portfolio of Investments	3
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10

MADOX | Madison Institutional Equity Option Fund

Portfolio Manager Review

OVERVIEW

We are pleased to address the progress of Madison Institutional Equity Option Fund (MADOX) for the six month period ending June 30, 2007. The Fund returned 4.92% for the six months, compared to a 3.76% return over the same period for its benchmark, the CBOE Buywrite Monthly Index (BXM).

Introduced on April 1 of 2006, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at a reasonable price with respect to their long-term earnings growth rates. Our option-writing strategy has provided a steady income return from option premiums which help achieve our goal of providing enhanced risk-adjusted returns with a secondary objective of long-term capital appreciation.

REVIEW OF PERIOD

The overall market, as measured by the S&P 500, moved steadily upward as the year began, headed into negative territory in March, and then proceeded to advance fairly steadily, hitting all-time highs in early June. The widely-followed Dow Jones Industrial Average also hit new highs. But underneath the strength of the major indices were a variety of results that were highly dependent upon industry sectors and company size.

Through June 30th, most of the market's gains were concentrated in three volatile and historically cyclical sectors: Energy, Materials and Telecommunications. Over this same period, the Financial Sector was negative while the Consumer Sectors were in low single digits.

Size was also a factor as mid-cap indices were once again top performers, while small-cap indices generally outperformed large-caps. Perhaps even more telling was the results of mega-caps, the largest companies in the U.S. The average return of the ten largest firms in the S&P 500 was 3.6%, well behind the overall Index.

Quality ratings are another market metric that is useful in understanding the wide divergence in stock performance. Standard & Poor's provides quality ratings of companies based upon quantifiable business statistics, with the steadiest and more predictable earners receive an "A+," while the lower quality companies receive "C and D" ratings. Over this six month period, A+ stocks returned 1.1%, while C&D stocks returned 9.5% and B- stocks were up 14.3%.

These quality and size-related returns reflect the nature of a market which is rife with mergers, acquisitions and private equity buyouts. In general, it is smaller, lower-quality firms which are the beneficiaries of this activity, while the largest companies are either unaffected or, as the acquiring party, may actually see price pressure on their stock as a result of a transaction.

The general economic conditions of the period closely correlate to the market characteristics cited. The Federal Reserve held interest rates steady throughout the period at a level that continued to support the liquidity needed to fuel acquisitions and buy-outs. Energy prices remained high, supporting the market-leading performance of the Energy Sector stocks, while defaults in low-quality mortgages, widely reported as the sub-prime loan crisis, put a cloud over the entire Financial Sector, whether or not a company was directly exposed to sub-prime loans. The rising cost of energy and the softness in the housing market were considered negatives for consumer stocks in general, while health care stocks were under the cloud of headline news regarding legislative and reform initiatives.

MADOX | Madison Institutional Equity Option Fund | Portfolio Manager Review | concluded

PERFORMANCE

We are pleased to report that MADOX had solid results over this period. We continued to find ample opportunities to write calls at attractive premiums. For the first half of 2007, our fund provided investors with a total return of 4.92%.

As of June 30, 2007, the Fund held 39 common stocks. Covered call options were written against 71% of the portfolio on June 30, 2007. During the first half, the Funds' managers wrote option premiums of a little over $860,000. It is the strategy of the Fund to write "out-of-the-money" options, and on June 30, 33 of the 53 active call options were still "out-of-the money." Finally, we had one active "out-of-the-money" put option.

OUTLOOK

As we move into the second half of 2007, our outlook for the economy and stock market remains generally positive, recognizing that we are in the fifth year of the second longest bull market in history. After a weak first quarter, economic growth in the second quarter was strong at about 3% real growth. Although the housing industry continues to be weak, it is offset by low unemployment and a robust global economy. For the rest of 2007, profits from foreign operations of domestic companies, likely supported by a weaker dollar, should continue to grow in the mid-to-high teens. This growth, blended with the slower 4-6% growth of domestic operations and a continuation of stock buyback programs, should fuel a healthy increase in corporate profits, even if at a slower rate than the robust growth of the past few years.

TOP TEN STOCK HOLDINGS AS OF JUNE 30, 2007 FOR MADISON INSTITUTIONAL EQUITY OPTION FUND

% of net assets
UnitedHealth Group	3.45%
Countrywide Financial Corp.	3.33%
Target Corp.	3.32%
Merrill Lynch & Co	3.29%
Best Buy Co. Inc.	2.97%
Cisco Systems Inc.	2.95%
Lowe's Cos Inc.	2.93%
Citigroup Inc.	2.91%
Bed Bath & Beyond Inc	2.89%
Intuit Inc.	2.80%

MADOX | Madison Institutional Equity Option Fund

Portfolio of Investments   -  June 30, 2007  -  (unaudited)

Number of Shares		Value
	Common Stocks - 79.5%
	Consumer Discretionary - 21.5%
2,000	Abercrombie & Fitch Co. - CL A	$145,960
5,333	Aeropostale Inc.*	222,279
14,000	American Eagle Outfitters Inc.	359,240
10,600	Bed Bath & Beyond Inc.*	381,494
8,400	Best Buy Co. Inc.	392,028
2,500	Garmin Ltd.	184,925
5,000	Home Depot Inc.	196,750
12,600	Lowe's Cos, Inc.	386,694
6,900	Target Corp.	438,840
4,300	William-Sonoma Inc.	135,794

	Consumer Services: - 3.6%
8,500	eBay Inc.*	273,530
7,300	Yahoo! Inc.*	198,049

	Energy - 1.5%
3,200	Unit Corp.*	201,312

	Financials - 15.3%
3,600	Capital One Financial Corp.	282,384
7,500	Citigroup Inc.	384,675
12,100	Countrywide Financial Corp.	439,835
5,000	MGIC Investment Corp.	284,300
5,200	Merrill Lynch & Co.	434,616
2,300	Morgan Stanley	192,924

	Health Care - 14.2%
6,400	Amgen Inc.*	353,856
1,300	Biogen Idec Inc.*	69,550
3,500	Genentech Inc.*	264,810
3,600	Genzyme Corp.*	231,840
8,000	Pfizer Inc.	204,560
8,900	UnitedHealth Group	455,146
6,900	Varian Medical Systems Inc.	293,319

	Software - 7.9%
7,000	Adobe Systems Inc.*	281,050
12,300	Intuit Inc.*	369,984
8,000	Symantec Corp.*	161,600
7,000	Transactions Systems Architects Inc.*	235,620

	Technology - 15.5%
14,000	Cisco Systems Inc.*	$389,900
2,500	Dell Inc.*	71,375
23,900	Flextronics International Ltd.*	258,120
7,500	Linear Technology Corp.	271,350
4,000	Maxim Integrated Products Inc.	133,640
20,000	QLogic Corp.*	333,000
4,000	Qualcomm Inc.	173,560
7,300	Xilinx Inc.	195,421
5,900	Zebra Technologies Corp. - CL A*	228,566
	Total Long-Term Investments
	(Cost $10,428,508)	$10,511,896
	Short-Term Investments - 26.5%
	US Treasury 3.8%
	US Treasury Note, 4.25%, 11/30/07 (Cost $498,823)	498,828
	Repurchase Agreement - 22.7%
	With Morgan Stanley and Company issued 6/29/07 at 4.10%, due 7/02/07, collateralized by $3,065,805 in United States Treasury Notes due 11/15/12. Proceeds at maturity are $2,992,022 (Cost $2,991,000).	2,991,000
	Total Investments - 106%
	(Cost $13,918,331)	14,001,724
	Liabilities less cash and other assets - (0.8%)	(103,555)
	Total Call Options Written - (5.2%)	(683,255)
	Total Put Options Written - 0%	(3,995)
	Net Assets - 100%	$13,201,669

*Non-income producing.

MADOX | Madison Institutional Equity Option Fund Portfolio of Investments (continued)

Contracts (100 shares per contract)	Call Options Written – (5.2%) of net assets	Expiration Date	Exercise Price	Market Value
20	Abercrombie & Fitch Co.	November 2007	$ 72.50	$12,500
70	Adobe Systems Inc.	July 2007	40.00	7,000
53	Aeropostale Inc.	July 2007	35.00	35,510
100	American Eagle Outfitters Inc.	August 2007	30.00	1,250
64	Amgen Inc.	October 2007	57.50	16,480
74	Bed Bath & Beyond Inc.	November 2007	40.00	6,475
32	Bed Bath & Beyond Inc.	February 2008	37.50	8,400
84	Best Buy Co. Inc.	December 2007	50.00	19,320
8	Biogen Idec Inc.	July 2007	50.00	3,080
5	Biogen Idec Inc.	October 2007	50.00	2,850
36	Capital One Financial Corp.	January 2008	70.00	44,640
78	Cisco Systems Inc.	July 2007	27.50	5,850
62	Cisco Systems Inc.	October 2007	27.50	12,090
80	Countrywide Financial Corp.	July 2007	40.00	2,000
6	Countrywide Financial Corp.	August 2007	37.50	990
35	Countrywide Financial Corp.	October 2007	35.00	13,475
25	Dell Inc.	November 2007	27.50	6,812
85	eBay Inc.	January 2008	32.50	28,475
95	Flextronics International Ltd.	January 2008	12.50	5,035
25	Garmin Ltd.	October 2007	55.00	49,500
35	Genentech, Inc.	December 2007	75.00	20,650
36	Genzyme Corp.	January 2008	65.00	20,880
50	Home Depot Inc.	August 2007	42.50	1,375
22	Intuit Inc.	January 2008	30.00	6,380
101	Intuit Inc.	January 2008	32.50	16,918
50	Linear Technology Corp.	August 2007	35.00	11,000
25	Linear Technology Corp.	November 2007	37.50	5,125
47	Lowe's Cos Inc.	October 2007	32.50	5,170
79	Lowe's Cos Inc.	January 2008	32.50	14,220
50	MGIC Investment Corp.	December 2007	60.00	20,250
40	Maxim Integrated Products Inc.	August 2007	35.00	4,300
40	Merrill Lynch & Co.	October 2007	85.00	20,000
5	Merrill Lynch & Co.	January 2008	85.00	3,450
23	Morgan Stanley	January 2008	90.00	10,235
54	QLogic Corp.	October 2007	17.50	4,860
60	QLogic Corp.	January 2008	17.50	8,100
86	QLogic Corp.	January 2008	20.00	4,730
40	Qualcomm Inc.	July 2007	37.50	24,000
30	Symantec Corp.	July 2007	20.00	1,725
50	Symantec Corp.	October 2007	17.50	16,500
58	Target Corp.	October 2007	60.00	37,990
11	Target Corp.	January 2008	65.00	5,500

MADOX | Madison Institutional Equity Option Fund Portfolio of Investments (concluded)

Contracts (100 shares per contract)	Call Options Written – (5.2%) of net assets	Expiration Date	Exercise Price	Market Value
70	Transactions Systems Architects Inc.	November 2007	$35.00	$17,150
32	Unit Corp.	September 2007	50.00	43,680
89	United Health Group Inc.	January 2008	55.00	26,922
69	Varian Medical Systems Inc.	August 2007	45.00	6,210
43	William-Sonoma Inc.	November 2007	35.00	4,838
73	Xilinx Inc.	December 2007	27.50	14,600
42	Yahoo! Inc.	July 2007	30.00	945
31	Yahoo! Inc.	October 2007	27.50	6,510
25	Zebra Technologies Corp. - CL A	August 2007	35.00	10,750
20	Zebra Technologies Corp. - CL A	August 2007	40.00	2,150
14	Zebra Technologies Corp. - CL A	February 2008	40.00	4,410
	Total Call Options Written(Premiums Received $749,122)			$683,255
	Put Options Written – 0.0% of net assets (Premiums Received $3,478)
47	American Eagle Outfitters, Inc.	August 2007	$45.00	$3,995
	Total Options Written (Premiums Received $752,600)			$687,250

Semi-annual Report | June 30, 2007 | 5

MADOX | Madison Institutional Equity Option Fund

Statement of Assets and Liabilities  -  June 30, 2007  -  (unaudited)

ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$10,511,896
Repurchase agreements	2,991,000
Short-term note	498,828
Total investments (cost$13,918,331)	14,001,724
Cash	771
Receivables
Investment securities sold	149,754
Dividends and interest	3,711
Total assets	14,155,960

LIABILITIES
Options written, at value (premiums received of $752,600)	687,250
Payables
Investment securities purchased	256,422
Independent trustee fees	2,250
Auditor fees	7,000
Other expenses	1,369
Total liabilities	954,291

NET ASSETS	$13,201,669
Net assets consists of:
Paid in capital	12,430,929
Undistributed net investment income (loss)	43,188
Accumulated net realized gain on investments and options transactions	578,809
Net unrealized appreciation on investments and options transactions	148,743
Net Assets	$13,201,669

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares, $.01 par value per share (Note 7)	621,826

NET ASSET VALUE PER SHARE	$21.23

MADOX | Madison Institutional Equity Option Fund

Statement of Operations  -  For the six-months ended June 30, 2007  -  (unaudited)

INVESTMENT INCOME (Note 1)
Interest income	$ 68,031
Dividend income	31,075
Other income	339
Total investment income	99,445

EXPENSES (Notes 3 and 5)
Investment advisory fees	42,634
Performance fulcrum fee	2,254
Other expenses:
Service agreement fees	1,369
Independent trustee fees	3,000
Auditor fees	7,000
Total other expenses	11,369
Total expenses	56,257

NET INVESTMENT INCOME	43,188

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	788,376
Options	170,072
Net unrealized appreciation (depreciation) on:
Investments	(825,413)
Options	380,148

NET GAIN ON INVESTMENTS AND OPTIONS TRANSACTIONS	513,183

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$556,371

Semi-annual Report | June 30, 2007 | 7

MADOX | Madison Institutional Equity Option Fund

Statement of Changes in Net Assets

	(unaudited) Six-Months Ended June 30, 2007	For the period March 31, 2006* through December 31, 2006
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$ 43,188	$ 49,496
Net realized gain on investments and options transactions	958,448	288,956
Net unrealized depreciation on investments and options transactions	(445,265)	594,008
Total increase in net assets resulting from operations	556,371	932,460
DISTRIBUTION TO SHAREHOLDERS
From net investment income	--	(49,496)
From net capital gains	(528,745)	(139,850)
Total distributions	(528,745)	(189,346)
CAPITAL SHARE TRANSACTIONS (Note 7)	1,663,242	10,767,687
TOTAL INCREASE IN NET ASSETS	1,690,868	11,510,801
NET ASSETS
Beginning of period	$11,510,801	$ --
End of period	$13,201,669	$11,510,801

* Commencement of operations.

MADOX | Madison Institutional Equity Option Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	(unaudited) Six-Months Ended June 30, 2007	For the period March 31, 2006* through December 31, 2006
Net Asset Value, Beginning of Period	$21.18	$20.00
Investment Operations
Net investment income	0.05	0.10
Net realized and unrealized gain on investments and options transactions	1.00	1.44
Total from investment operations	1.05	1.54
Less distributions from:
Net investment income	--	(0.10)
Capital gains	(1.00)	(0.26)
Total distributions	(1.00)	(0.36)
Net Asset Value, End of Period	$21.23	$21.18
Total Investment Return (%)	4.92	7.74
Ratios and Supplemental Data
Net assets, end of period (thousands)	$13,202	$11,511
Ratio of expenses to average net assets (%)**	0.98	0.94
Ratio of net investment Income to average net assets (%)**	0.75	0.83
Portfolio turnover (%)	86	41

* Commencement of operations.

**Annualized.

Semi-annual Report | June 30, 2007 | 9

MADOX | Madison Institutional Equity Option Fund

Notes to Financial Statements  -  June 30, 2007

Note 1 – Summary of Significant Accounting Policies.

Madison Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust currently offers five portfolios, each of which is a diversified mutual fund. This report contains information about one of these portfolios, the Madison Institutional Equity Option Fund (the "Fund"), which commenced operations April 1, 2006. Its objectives and strategies are detailed in its prospectus. The remaining four Trust portfolios present their financial information in a separate report.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees. Exchange-traded options are valued at the mean of the best bid and best ask prices across all option exchanges.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Distributions are recorded on the ex-dividend date. Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Fund. Capital gain distributions, if any, are declared and paid annually at year-end.

The tax character of distributions paid to shareholders during 2006 was $49,496 of ordinary income and $139,850 of short-term capital gains. The Fund designates 9.93% of dividends declared from net investment income and short-term capital gains during the fiscal year ended December 31, 2006 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows (unaudited):

Undistributed net investment income	$43,188
Accumulated net realized gains	580,598
Net unrealized appreciation on investments	146,954
$770,740

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all income taxes.

Information on the tax components of investments, excluding option contracts, as of June 30, 2007 is as follows (unaudited):

Aggregate Cost	$13,421,297
Gross unrealized appreciation	340,027
Gross unrealized depreciation	(258,423)
Net unrealized appreciation	$ 81,604

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 – Investments in Repurchase Agreements.

When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2007, the Fund had approximately an 8.3% interest in the consolidated repurchase agreement of $36,199,000 collateralized by $37,104,338 in United States Treasury Notes. Proceeds at maturity were $36,211,368.

Note 3 – Investment Advisory Fees and Other Transactions with Affiliates.

The investment advisor to the Fund, Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Fund. The fee is accrued daily and is paid monthly.

Effective April 1, 2007, a fulcrum fee was added/deleted based on certain performance criteria. The Advisor earned a performance adjustment of 0.15% for the performance periods ended April 30, May 31 and June 30.

Note 4 – Investment Transaction.

Purchases and sales, excluding short-term investments for the six-months ended June 30, 2007 were $8,687,930 and $8,133,916, respectively. No U.S. Government securities were purchased or sold during the period.

Note 5 – Other Expenses.

Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. These fees are accrued daily and paid monthly. The Fund  also pays the expenses of the Fund's Independent Trustees and auditors directly. For the six-months ended June 30, 2007, these fees amounted to $3,000 and $7,000, respectively. The combined Services Agreement fees paid to the Advisor and Independent Trustees and auditor fees may not exceed 0.20% of average net assets.

Note 6 – Covered Call Options.

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in option contracts during the six-months ended June 30, 2007 were as follows (unaudited):

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	2,517	$627,212
Options written	2,986	860,258
Options expired	(677)	(150,063)
Options closed	(70)	(26,879)
Options assigned	(2,172)	(557,928)
Options outstanding at end of period	2,584	$752,600

Note 7 – Capital Share Transactions.

An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows (unaudited):

In Dollars
Shares purchased	$2,227,271
Shares issued in reinvestment of dividends	528,745
Total shares issued	2,756,016
Shares redeemed	(1,092,774)
Net increase	$1,663,242

In Shares
Shares purchased	104,579
Shares issued in reinvestment of dividends	24,731
Total shares issued	129,310
Shares redeemed	(50,941)
Net increase	78,369

Semi-annual Report | June 30, 2007 | 11

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | continued

Note 8 – New Accounting Pronouncements.

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 was effective for the Fund on June 29, 2007. Management has concluded that there was no impact to the Fund's financial statements as a result of implementing FIN 48.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

Fund Expenses

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including Investment advisory fees and Other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. See footnotes 3 and 5 above for an explanation of the types of costs charged by the Fund. This Example is based on an investment of $1,000 invested on January 1, 2007 and held for the six-months ended June 30, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Madison Institutional Equity Option Fund	4.92%	$1,000.00	$1,049.24	0.98%	$5.00
[1]For the six-months ended June 30, 2007.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table on the next page titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

12 | Semi-annual Report | June 30, 2006

MADOX | Madison Institutional Equity Option Fund | Notes to Financial Statements | concluded

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Madison Institutional Equity Option Fund	5.00%	$1,000.00	$1,025.05	0.98%	$4.93
[1]For the six-months ended June 30, 2007.
[2]Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Forward-Looking Statement Disclosure.

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information.

The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended December 31, 2006 is available to you upon request and free of charge, by writing to Madison Institutional Equity Option Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies and voting information within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC  20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Semi-annual Report | June 30, 2007 | 13

Madison Investment Advisors, Inc.
550 SCIENCE DRIVE
MADISON, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File # 811-03615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

During the period covered by this report, the registrant adopted written procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) None (not applicable to open-end funds).

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: August 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 10, 2007

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 10, 2007